================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 3, 2005




                          POWERWAVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)




            Delaware                     000-21507            11-2723423
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                           Identification No.)


                            1801 E. St. Andrew Place
                               Santa Ana, CA 92705
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (714) 466-1000

        Former name or former address, if changed since last report: N/A

================================================================================

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION


     On November 3, 2005, Powerwave Technologies, Inc. issued a press release regarding financial results for its third quarter of fiscal 2005, ending October 2, 2005. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.


       In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.





ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


(c) Exhibits


The following exhibit is furnished as part of this report:


99.1  Press release dated November 3, 2005.



                                   SIGNATURES
                                   ----------




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:          November 3, 2005                 POWERWAVE TECHNOLOGIES, INC
           --------------------------

                                        By:        /s/ Kevin T. Michaels
                                            ------------------------------------
                                                     Kevin T. Michaels
                                                  Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit Number                    Description
-------------- -----------------------------------------------------------------
     99.1      Press release dated November 3, 2005.





                                       3